UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2018

INNOVUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52991	90-0814124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8845 Rehco Road, San Diego, CA	92122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 249-7873

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Innovus Pharmaceuticals,” “Innovus Pharma,” “the Company”, “we,” “us” and “our” refer to Innovus Pharmaceuticals, Inc., and/or one or more of our wholly-owned subsidiaries, unless the context otherwise provides. Innovus Pharma® is a registered service mark of Innovus Pharmaceuticals, Inc.

Item 8.01 – Other Events

On August 10, 2018, the Company issued a press release announcing that it had entered into a purchase agreement with Showcase, a Canadian company for the purchase of its product Apeaz® for sale in its 110 stores in the U.S. and Canada.

The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 -- Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued August 10, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2018	By:	/s/ Randy Berholtz
Randy Berholtz Executive Vice President, Corporate Development and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued August 10, 2018.